UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23072

First Trust Dynamic Europe Equity Income Fund
(Exact name of registrant as specified in charter)

7120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 765-8000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

First Trust
Dynamic Europe Equity Income Fund (FDEU)
Semi-Annual Report
For the Six Months Ended
June 30, 2022

First Trust Dynamic Europe Equity Income Fund (FDEU)
Semi-Annual Report
June 30, 2022

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Janus Henderson Investors US LLC (“Janus Henderson” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Dynamic Europe Equity Income Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Managed Distribution Policy
The Board of Trustees of the Fund has approved a managed distribution policy for the Fund (the “Plan”) in reliance on exemptive relief received from the Securities and Exchange Commission that permits the Fund to make periodic distributions of long-term capital gains as frequently as monthly each tax year. Under the Plan, the Fund currently intends to continue to pay a recurring monthly distribution in the amount of $0.06 per Common Share that reflects the distributable cash flow of the Fund. A portion of this monthly distribution may include realized capital gains. This may result in a reduction of the long-term capital gain distribution necessary at year end by distributing realized capital gains throughout the year. The annual distribution rate is independent of the Fund’s performance during any particular period. Accordingly, you should not draw any conclusions about the Fund’s investment performance from the amount of any distribution or from the terms of the Plan. The Board of Trustees may amend or terminate the Plan at any time without prior notice to shareholders.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Principal Risks” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of First Trust and Janus Henderson are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust Dynamic Europe Equity Income Fund (FDEU)
Semi-Annual Letter from the Chairman and CEO
June 30, 2022
Dear Shareholders,
First Trust is pleased to provide you with the semi-annual report for the First Trust Dynamic Europe Equity Income Fund (the “Fund”), which contains detailed information about the Fund for the six months ended June 30, 2022.
The trillions of dollars of stimulus funneled into the U.S. financial system by the Federal government throughout the bulk of the coronavirus (“COVID-19”) pandemic was effective in bolstering economic activity, as reflected by some impressive gross domestic product (“GDP”) statistics. It also fueled inflation. I will touch on that angle as well. Data from the U.S. Bureau of Economic Analysis indicates that annualized real GDP growth rates over the four quarters comprising 2021 were 6.3%, 6.7%, 2.3% and 6.9%, respectively. It appears, however, that the upside from those stimulus dollars may be waning. In the first two quarters of 2022, the U.S. economy contracted. Real GDP declined by an annualized 1.6% in the first quarter and declined by an annualized 0.9% in the second quarter. Why the downturn? Well, the lion’s share of the stimulus programs for individuals ended in September 2021. The war between Russia and Ukraine, which commenced in late February 2022, China’s COVID-19 shutdown this year and the ongoing supply chain bottlenecks have also provided a drag on the global economy and securities markets, in my opinion. While the standard definition of a recession is two consecutive quarters of negative GDP growth, the official arbiter of declaring recessions in the U.S. belongs to the National Bureau of Economic Research, and it factors in additional economic indicators in its evaluation process. Even if we were to experience a recession, it does not necessarily mean it will be deep in scope. Currently, the Federal Reserve (the “Fed”) is still hoping to orchestrate a soft landing for the economy, though it admits it will be challenging.
In addition to the recent decline in economic activity, the financial media is paying a good deal of attention to the inverted yield curve in the Treasury market, particularly the spread between the yields on the 2-Year and 10-Year Treasury Note (“T-Note”). As of July 27, 2022, the closing yield on the 2-Year T-Note was 3.00%, 21 basis points (“bps”) above the 2.79% yield on the 10-Year T-Note. The current inversion has only been in play in earnest since July 5, 2022. Yields on shorter-maturity bonds should be lower than those further out on the curve. For the 30-year period ended July 27, 2022, the average yield on the 10-Year T-Note was 113 bps higher than the average yield on the 2-Year T-Note. Historically, such inversions have portended that a recession is likely to arrive in the next 12-24 months. At its meeting on July 27, 2022, the Fed raised the Federal Funds target rate by 75 bps to combat the spike in inflation. The target rate currently sits at 2.50%, marking the upper bound of its 2.25% to 2.50% range. The Fed’s next meeting is scheduled for September 20-21, 2022.
In the current climate, the number one goal is to tame inflation. The Fed has made it clear that it is committed to doing so. The Consumer Price Index stood at a trailing 12-month rate of 9.1% in June 2022, its highest level since 1981. Surging inflation is the number one concern of Americans. It is certainly going to be a hot button issue in the upcoming mid-term elections in November. A recent CNN poll revealed that 75% of Americans consider inflation their top economic concern and only 25% approve of President Joe Biden’s efforts to curtail it. This dovetails into another concern: the markets. With respect to returns, on a year-to-date and 12-month basis, all the major domestic and foreign stock and bond indices were sitting in negative territory, based on their respective total returns through June 30, 2022. Sell-offs are a natural part of market cycles. We all know that prices do not go up in a straight line. As previously noted, the Fed, the economy and the markets are battling some significant headwinds. The good news is we know what they are. Suffice it to say, it will take some time to remedy them. Stay the course!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust Dynamic Europe Equity Income Fund (FDEU)
“AT A GLANCE”
As of June 30, 2022 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FDEU
Common Share Price	$11.13
Common Share Net Asset Value (“NAV”)	$12.62
Premium (Discount) to NAV	(11.81)%
Net Assets Applicable to Common Shares	$217,443,001
Current Monthly Distribution per Common Share(1)	$0.0600
Current Annualized Distribution per Common Share	$0.7200
Current Distribution Rate on Common Share Price(2)	6.47%
Current Distribution Rate on NAV(2)	5.71%
Common Share Price & NAV (weekly closing price)

Performance
			Average Annual Total Returns
	6 Months Ended 6/30/22	1 Year Ended 6/30/22	5 Years Ended 6/30/22	Inception (9/24/15) to 6/30/22
Fund Performance(3)
NAV	-14.21%	-10.19%	-0.25%	2.24%
Market Value	-13.74%	-12.22%	-2.00%	-0.32%
Index Performance
MSCI Europe Index	-20.79%	-17.61%	2.16%	4.28%
(1)	Most recent distribution paid or declared through June 30, 2022. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of June 30, 2022. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

First Trust Dynamic Europe Equity Income Fund (FDEU)
“AT A GLANCE” (Continued)
As of June 30, 2022 (Unaudited)
Fund Allocation	% of Net Assets
Common Stocks	115.1%
Real Estate Investment Trusts	4.5
Call Options Written	(0.3)
Outstanding Loans	(33.2)
Net Other Assets and Liabilities	13.9
Total	100.0%

Top Ten Holdings	% of Total Investments
Sanofi	3.4%
Nestle S.A.	3.3
Shell PLC	3.2
AstraZeneca PLC	2.8
TotalEnergies SE	2.7
Roche Holding AG	2.7
Imperial Brands PLC	2.6
Novartis AG	2.6
Vodafone Group PLC	2.4
Unilever PLC	2.4
Total	28.1%
Sector Allocation	% of Total Investments
Financials	17.0%
Health Care	15.2
Consumer Staples	11.6
Consumer Discretionary	10.8
Industrials	10.6
Communication Services	8.3
Energy	8.2
Utilities	6.5
Materials	5.6
Real Estate	3.7
Information Technology	2.5
Total	100.0%

Country Allocation	% of Total Investments
United Kingdom	36.0%
France	16.8
Switzerland	14.2
Netherlands	8.4
Spain	5.2
Germany	4.9
Sweden	3.0
Australia	2.3
Finland	2.1
Italy	1.9
Austria	1.8
Denmark	1.8
Norway	1.6
Total	100.0%

Portfolio Commentary
First Trust Dynamic Europe Equity Income Fund (FDEU)
Semi-Annual Report
June 30, 2022 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Dynamic Europe Equity Income Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. In addition, First Trust also implements the option overlay strategy for the Fund. John Gambla and Rob A. Guttschow are responsible for implementing the Fund’s portfolio management option overlay strategy.
Sub-Advisor
Janus Henderson Investors US LLC, (“Janus Henderson” or the “Sub-Advisor”), a legal entity of Janus Henderson Investors, serves as the Fund’s investment sub-advisor. Janus Henderson Investors is headquartered in London and is a global investment management firm that provides a full spectrum of investment products and services to clients around the world. With offices in 23 cities with more than 2,400 employees, Janus Henderson Investors managed approximately $299.7 billion in assets as of June 30, 2022.
Portfolio Management Team
Ben Lofthouse, CFA, Head of Global Equity Income, Janus Henderson Investors
Faizan Baig, CFA, Portfolio Manager Global Equity Income, Janus Henderson Investors
First Trust Dynamic Europe Equity Income Fund
The Fund’s investment objectives are to provide a high level of current income with a secondary focus on capital appreciation. Under normal market conditions, the Fund pursues its investment objectives by investing at least 80% of its Managed Assets in a portfolio of equity securities of European companies of any market capitalization, including, but not limited to, common and preferred stocks that pay dividends, depositary receipts, and real estate investment trusts. “Managed Assets” means the total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings, if any. There can be no assurance that the Fund will achieve its investment objectives.
Market Recap
After a year of strong returns in 2021, European equities experienced higher volatility during the first half of 2022 when the MSCI Europe Index (the “Benchmark”) declined by 20.79%. A combination of issues pressured markets from the start of the year including supply chain concerns, rising costs of raw materials as well as the Omicron variant of the coronavirus (“COVID-19”). However, headlines were dominated by Russia’s invasion of Ukraine in late February 2022, which caused volatility across global asset markets. Attention turned toward the sharp rise in the price of global commodities and associated inflation impacting European economies. The high prices of goods and services also led to fears of a global economic slowdown. Central banks such as the Bank of England and Swiss National Bank raised interest rates while the European Central Bank (“ECB”) signalled it would be doing the same to battle inflation which further pressured European share prices. Corporate management teams in Europe have generally maintained cautious optimism about demand trends, although supply chain issues have continued to impact margins in the near term. We believe leading indicators of economic activity are pointing towards a period of slowdown in Europe in the quarters ahead.
The six-month period ended June 30, 2022 was characterized by a large dispersion between sector and country performance within Europe. As a result of the price of oil rising materially during the first half of 2022, Energy was the best performing sector, delivering a positive return. Meanwhile, Real Estate and Information Technology were the worst performing sectors. Norway and the United Kingdom (“U.K.”) were the best performing countries, while Ireland and Sweden underperformed.

Portfolio Commentary (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
Semi-Annual Report
June 30, 2022 (Unaudited)
Performance Analysis
Performance
			Average Annual Total Returns
	6 Months Ended 6/30/22	1 Year Ended 6/30/22	5 Years Ended 6/30/22	Inception (9/24/15) to 6/30/22
Fund Performance(1)
NAV	-14.21%	-10.19%	-0.25%	2.24%
Market Value	-13.74%	-12.22%	-2.00%	-0.32%
Index Performance
MSCI Europe Index	-20.79%	-17.61%	2.16%	4.28%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
During the six-month period ended June 30, 2022, a period of high volatility, the Fund’s net asset value (“NAV”) total return(1) fell by 14.21%, outperforming the Benchmark. Dividend distributions during the same period totaled $0.36. The Fund maintained its tilt towards high quality businesses, with an emphasis on strong balance sheets and cash flow during the period.
The Fund’s managed distribution policy (the “Plan”) permits the Fund to make periodic distributions of long-term capital gains as frequently as monthly each tax year. The Plan has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. However, the Advisor believes the Plan helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV. Under the Plan, the Fund currently intends to continue to pay a recurring monthly distribution in the amount of $0.06 per Common Share that reflects the distributable cash flow of the Fund. The Fund maintained its regular monthly Common Share distribution of $0.06 per share for the six-month period ended June 30, 2022. Based on the $0.06 per share monthly Common Share distribution, the annualized distribution rate as of June 30, 2022 was 5.71% at NAV and 6.47% at market price. The final determination of the source and tax status of all 2022 distributions will be made after the end of 2022 and will be provided on Form 1099-DIV. The foregoing is not to be construed as tax advice. Please consult your tax advisor for further information regarding tax matters.
Drivers of positive relative performance during the period included companies from a variety of sectors. As the price of oil continued to rise, Energy stocks in the portfolio such as Spanish integrated business Repsol, S.A.; Anglo Dutch conglomerate Royal Dutch Shell PLC; and French company TotalEnergies SE outperformed notably. The management teams of these companies have committed to

(1)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

Portfolio Commentary (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
Semi-Annual Report
June 30, 2022 (Unaudited)
maintaining discipline on capital spending, which is yielding very high cash generation in this environment. In addition to buoyant share prices, this also bodes well for future dividend payments from the Energy sector. The Mining sector similarly has done well during the same period, with U.K.-listed companies Anglo American PLC and BHP Group PLC delivering strong returns for the portfolio. As the prices of their commodities have risen, the message on dividends from management teams has been very positive. Anglo American, for example, paid a special dividend this year. While we have taken some profits, we continue to own positions in both names. Companies with stable business models have also outperformed during the market sell-off in the first half of 2022. This has included U.K. wireless telecommunication company Vodafone Group PLC and tobacco company Imperial Brands PLC. Both provided reassuring outlooks for their businesses during this period of macro uncertainty.
The portfolio had no direct Russian or Eastern European holdings, and the revenue exposure of the companies in the portfolio to Russia is small. Detractors from the Fund’s performance during the six-month period ended June 30, 2022 included names that are seen to suffer in an environment of deteriorating economic growth and ongoing geopolitical issues. Stocks in the Industrials sector such as French construction materials company Cie de Saint-Gobain and Swedish truck manufacturer Volvo AB sold off on expectations of a slowdown in industrial activity. The Fund has reduced exposure to the Industrials sector through sales during the first half of 2022 but continues to own what we believe are high quality businesses that we think should emerge stronger on the other side of a potential downturn. As a result of markets selling off sharply companies such as U.K. wealth manager St. James’s Place PLC and diversified financial 3i Group PLC underperformed, because investors are anticipating a fall in their assets under management. While we recognize the short-term market sensitivity of these businesses, both companies have been growing within their respective operating areas, and trade at attractive valuation levels.
Investment Activity
The Fund sold positions in stocks that had done well through the rally in 2021, and opportunistically added to positions that offered attractive income and capital return opportunities through the market sell-off. In response to leading indicators of industrial and economic activity rolling over, the Fund sold positions in two industrial businesses which had delivered strong returns in preceding periods. The Swiss automation company ABB Ltd. was sold after a multi-year period of strong performance, while the German industrial conglomerate Siemens AG was sold after it paid its annual dividend. To further reduce risk to the fund, positions in banks that had done well in the previous year were sold – this included the U.K.-listed HSBC Holding PLC and Swiss bank UBS Group AG.
The Fund added a position in the U.K. mining company BHP Group PLC early in 2022. The company is a beneficiary of high commodity prices and offers a very attractive dividend. A new position in German telecommunication company Deutsche Telekom AG was established due to the stability of its business model, growing free cashflow and an attractive dividend yield on offer. The Fund bought a position in the French water utility Veolia Environment S.A. which provides a stable business model that we believe can navigate well through this period of economic turbulence and remains a reliable source of dividends. The Fund established a new position in the Swedish Industrial business Sandvik AB after it sold off. The company sells equipment to the oil and mining sectors and could benefit from any increased capacity in those sectors. A new position in the French tire manufacturer Michelin was established when shares had declined to very attractive valuation levels. In addition to a healthy dividend yield, we believe the company’s strong brand offers the strongest pricing power in this inflationary environment.
The Fund utilizes financial leverage by borrowing in both U.S. Dollars and Euros. During the six-month period ended June 30, 2022, the Fund maintained its borrowing level to take advantage of attractive investment opportunities available. During the period, financial leverage had a negative impact on the Fund’s performance. A portion of the loan is in Euros and this led to a positive foreign exchange impact during the period as the Euro depreciated by 7.79% versus the U.S. Dollar.
To generate additional income, the Fund may write (or sell) call options on portfolio equity securities and certain broad-based securities indices in an amount up to 40% of the value of its Managed Assets. During the six-month period ended June 30, 2022, the options portfolio management team overwrote approximately 20% of the Fund’s Managed Assets. The option strategy was executed on the broad-based Euro Stoxx 50 Index, selling one and two-month call options, approximately at-the-money to slightly out-of-the-money. The option strategy added to the total return of the Fund during the same period as the overwritten index, the Euro Stoxx 50, traded lower in price during the same period.
Market Outlook
Just as the lingering impacts of the COVID-19 pandemic were subsiding, markets have been faced with geopolitical issues in Europe alongside rising inflation and supply chain concerns. Corporate management teams continue to manage through this environment with a degree of optimism, although many recognize that margins and revenue may be pressured in the quarters ahead. The ECB is likely to slowly unwind its easing policies to fight inflation, with rates expected to rise. As active managers, we believe we are well placed to look for opportunities in robust companies and are well positioned to benefit as the global economy enters a more volatile period. We will continue to use market dislocations to buy what we believe are good quality companies that offer long-term income and capital return opportunities.

First Trust Dynamic Europe Equity Income Fund (FDEU)
Portfolio of Investments
June 30, 2022 (Unaudited)
Shares	Description	Value
COMMON STOCKS (a) – 115.1%
	Aerospace & Defense – 2.5%
30,992	Airbus SE	$3,002,597
630,522	Babcock International Group PLC (b)	2,370,147
		5,372,744
	Auto Components – 0.6%
46,224	Cie Generale des Etablissements Michelin SCA	1,258,240
	Automobiles – 2.1%
50,312	Mercedes-Benz Group AG	2,911,444
138,755	Stellantis N.V.	1,714,655
		4,626,099
	Banks – 6.1%
111,666	BAWAG Group AG (c) (d)	4,699,539
80,814	BNP Paribas S.A.	3,841,918
482,760	ING Groep N.V.	4,771,221
		13,312,678
	Beverages – 2.9%
144,061	Coca-Cola HBC AG	3,195,159
72,445	Diageo PLC	3,113,452
		6,308,611
	Building Products – 1.6%
82,061	Cie de Saint-Gobain	3,521,099
	Capital Markets – 4.4%
295,188	3i Group PLC	3,983,199
53,899	Amundi S.A. (c) (d)	2,948,436
203,621	St. James’s Place PLC	2,732,743
		9,664,378
	Commercial Services & Supplies – 0.5%
1,763,586	Prosegur Cash S.A. (c) (d)	1,149,549
	Construction Materials – 1.0%
50,473	Holcim AG	2,159,768
	Diversified Financial Services – 2.7%
469,330	BFF Bank S.p.A. (c) (d)	3,155,117
1,187,459	M&G PLC	2,812,931
		5,968,048
	Diversified Telecommunication Services – 3.1%
130,761	Deutsche Telekom AG	2,596,189
318,706	Telenor ASA	4,238,757
		6,834,946
	Electric Utilities – 4.8%
313,981	Enel S.p.A.	1,717,570
437,264	Iberdrola S.A.	4,534,652
217,504	SSE PLC	4,278,645
		10,530,867
	Electrical Equipment – 1.4%
26,220	Schneider Electric SE	3,102,181

See Notes to Financial Statements

First Trust Dynamic Europe Equity Income Fund (FDEU)
Portfolio of Investments (Continued)
June 30, 2022 (Unaudited)
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Food Products – 5.0%
40,000	Danone S.A.	$2,232,553
73,549	Nestle S.A.	8,585,660
		10,818,213
	Hotels, Restaurants & Leisure – 2.9%
54,854	Sodexo S.A.	3,854,894
78,788	Whitbread PLC	2,376,616
		6,231,510
	Household Durables – 2.0%
82,283	Persimmon PLC	1,866,039
240,207	Vistry Group PLC	2,444,497
		4,310,536
	Insurance – 7.0%
49,701	ASR Nederland N.V.	2,008,886
221,761	AXA S.A.	5,033,663
907,476	Direct Line Insurance Group PLC	2,780,456
69,158	NN Group N.V.	3,141,029
53,338	Sampo Oyj, Class A	2,320,783
		15,284,817
	Internet & Direct Marketing Retail – 1.6%
52,751	Prosus N.V.	3,453,920
	Machinery – 2.8%
258,971	OC Oerlikon Corp. AG	1,802,611
128,099	Sandvik AB	2,076,807
141,350	Volvo AB, Class B	2,188,422
		6,067,840
	Media – 2.3%
389,109	Informa PLC (b)	2,504,727
600,287	Mediaset Espana Comunicacion S.A. (b)	2,467,215
		4,971,942
	Metals & Mining – 4.3%
107,669	Anglo American PLC	3,849,393
193,255	BHP Group Ltd.	5,403,676
		9,253,069
	Multi-Utilities – 2.9%
330,218	National Grid PLC	4,228,770
85,741	Veolia Environnement S.A.	2,092,660
		6,321,430
	Oil, Gas & Consumable Fuels – 9.9%
365,405	Repsol S.A.	5,380,113
322,928	Shell PLC	8,407,856
131,221	TotalEnergies SE	6,926,532
34,921	Woodside Energy Group Ltd. (b)	739,662
		21,454,163
	Paper & Forest Products – 1.4%
102,950	UPM-Kymmene Oyj	3,129,786
See Notes to Financial Statements

First Trust Dynamic Europe Equity Income Fund (FDEU)
Portfolio of Investments (Continued)
June 30, 2022 (Unaudited)
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Personal Products – 2.8%
135,008	Unilever PLC	$6,128,984
	Pharmaceuticals – 18.2%
55,060	AstraZeneca PLC	7,238,650
27,528	Bayer AG	1,636,256
164,247	GSK PLC	3,530,103
78,869	Novartis AG	6,679,473
42,166	Novo Nordisk A.S., Class B	4,676,695
20,746	Roche Holding AG	6,922,577
86,990	Sanofi	8,782,467
		39,466,221
	Professional Services – 3.8%
76,661	Adecco Group AG	2,605,021
207,816	RELX PLC	5,631,210
		8,236,231
	Semiconductors & Semiconductor Equipment – 0.9%
646,495	Alphawave IP Group PLC (b)	1,057,699
35,645	Infineon Technologies AG	862,508
		1,920,207
	Software – 2.2%
51,567	SAP SE	4,697,666
	Textiles, Apparel & Luxury Goods – 3.8%
158,941	Burberry Group PLC	3,174,988
47,529	Cie Financiere Richemont S.A., Class A	5,060,832
		8,235,820
	Tobacco – 3.1%
304,771	Imperial Brands PLC	6,811,518
	Wireless Telecommunication Services – 4.5%
305,740	Tele2 AB, Class B	3,481,875
4,035,972	Vodafone Group PLC	6,222,791
		9,704,666
	Total Common Stocks	250,307,747
	(Cost $301,962,747)
REAL ESTATE INVESTMENT TRUSTS (a) – 4.5%
	Equity Real Estate Investment Trusts – 4.5%
1,107,517	British Land (The) Co., PLC	6,027,715
170,565	Eurocommercial Properties N.V.	3,671,393
	Total Real Estate Investment Trusts	9,699,108
	(Cost $18,253,693)
	Total Investments – 119.6%	260,006,855
	(Cost $320,216,440)

Number of Contracts	Description	Counterparty	Notional Amount	Exercise Price (Euro)	Expiration Date	Value
CALL OPTIONS WRITTEN – (0.3)%
(520)	EURO STOXX 50 Index	SG	$(18,826,707)	€3,550.00	07/15/22	(180,373)
(500)	EURO STOXX 50 Index	CB	(18,102,603)	3,750.00	07/15/22	(18,339)

See Notes to Financial Statements

First Trust Dynamic Europe Equity Income Fund (FDEU)
Portfolio of Investments (Continued)
June 30, 2022 (Unaudited)
Number of Contracts	Description	Counterparty	Notional Amount	Exercise Price (Euro)	Expiration Date	Value
CALL OPTIONS WRITTEN (Continued)
(520)	EURO STOXX 50 Index	SG	$(18,826,707)	€3,550.00	08/19/22	$(440,852)
	Total Call Options Written					(639,564)
	(Premiums received $1,273,973)

Outstanding Loans – (33.2)%	(72,232,384)
Net Other Assets and Liabilities – 13.9%	30,308,094
Net Assets – 100.0%	$217,443,001

(a)	All or a portion of these securities are available to serve as collateral for the outstanding loans and call options written.
(b)	Non-income producing security.
(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(d)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

Counterparty Abbreviations
CB	Clearstream Banking S.A.
SG	Societe Generale

Currency Exposure Diversification	% of Total Investments
EUR	46.6%
GBP	34.0
CHF	13.0
SEK	3.0
DKK	1.8
NOK	1.6
Total	100.0%

Currency Abbreviations
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
NOK	Norwegian Krone
SEK	Swedish Krona
See Notes to Financial Statements

First Trust Dynamic Europe Equity Income Fund (FDEU)
Portfolio of Investments (Continued)
June 30, 2022 (Unaudited)

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of June 30, 2022 is as follows (see Note 3A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 6/30/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 250,307,747	$ 250,307,747	$ —	$ —
Real Estate Investment Trusts*	9,699,108	9,699,108	—	—
Total Investments	$ 260,006,855	$ 260,006,855	$—	$—

LIABILITIES TABLE
	Total Value at 6/30/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Call Options Written	$ (639,564)	$ —	$ (639,564)	$ —

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Dynamic Europe Equity Income Fund (FDEU)
Statement of Assets and Liabilities
June 30, 2022 (Unaudited)
ASSETS:
Investments, at value (Cost $320,216,440)	$ 260,006,855
Cash	25,182,192
Foreign currency (Cost $921,727)	897,911
Restricted Cash	3,408,000
Receivables:
Dividend reclaims	2,198,447
Dividends	1,469,860
Prepaid expenses	2,273
Total Assets	293,165,538
LIABILITIES:
Outstanding loans	72,232,384
Options written, at value (Premiums received $1,273,973)	639,564
Payables:
Investment securities purchased	2,132,194
Investment advisory fees	272,102
Interest and fees on loans	251,447
Administrative fees	85,052
Audit and tax fees	65,932
Shareholder reporting fees	24,984
Custodian fees	9,834
Legal fees	4,292
Transfer agent fees	2,953
Financial reporting fees	732
Other liabilities	1,067
Total Liabilities	75,722,537
NET ASSETS	$217,443,001
NET ASSETS consist of:
Paid-in capital	$ 289,511,871
Par value	172,319
Accumulated distributable earnings (loss)	(72,241,189)
NET ASSETS	$217,443,001
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$12.62
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	17,231,908
See Notes to Financial Statements

First Trust Dynamic Europe Equity Income Fund (FDEU)
Statement of Operations
For the Six Months Ended June 30, 2022 (Unaudited)
INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $1,057,571)	$ 10,168,280
Interest	24,703
Other	275
Total investment income	10,193,258
EXPENSES:
Investment advisory fees	1,740,451
Interest and fees on loans	446,239
Administrative fees	67,441
Shareholder reporting fees	51,268
Audit and tax fees	35,255
Legal fees	24,767
Listing expense	22,129
Custodian fees	19,687
Transfer agent fees	12,161
Trustees’ fees and expenses	8,981
Financial reporting fees	4,586
Other	16,762
Total expenses	2,449,727
NET INVESTMENT INCOME (LOSS)	7,743,531
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	4,658,380
Written options contracts	5,072,786
Forward foreign currency contracts	484,630
Foreign currency transactions	(144,616)
Net realized gain (loss)	10,071,180
Net change in unrealized appreciation (depreciation) on:
Investments	(59,312,864)
Written options contracts	836,772
Forward foreign currency contracts	(7,097)
Foreign currency translation	3,436,878
Net change in unrealized appreciation (depreciation)	(55,046,311)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(44,975,131)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(37,231,600)

See Notes to Financial Statements

First Trust Dynamic Europe Equity Income Fund (FDEU)
Statements of Changes in Net Assets
	Six Months Ended 6/30/2022 (Unaudited)	Year Ended 12/31/2021
OPERATIONS:
Net investment income (loss)	$ 7,743,531	$ 10,714,795
Net realized gain (loss)	10,071,180	6,829,972
Net change in unrealized appreciation (depreciation)	(55,046,311)	20,235,701
Net increase (decrease) in net assets resulting from operations	(37,231,600)	37,780,468
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(6,203,487)	(12,099,724)
Return of capital	—	(307,250)
Total distributions to shareholders	(6,203,487)	(12,406,974)
Total increase (decrease) in net assets	(43,435,087)	25,373,494
NET ASSETS:
Beginning of period	260,878,088	235,504,594
End of period	$ 217,443,001	$ 260,878,088
COMMON SHARES:
Common Shares at end of period	17,231,908	17,231,908
See Notes to Financial Statements

First Trust Dynamic Europe Equity Income Fund (FDEU)
Statement of Cash Flows
For the Six Months Ended June 30, 2022 (Unaudited)
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$(37,231,600)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(30,937,138)
Sales of investments	39,864,799
Proceeds from written options	4,311,815
Amount paid to close written options	(136,299)
Net realized gain/loss on investments and written options	(9,731,166)
Net change in unrealized appreciation/depreciation on investments and written options	58,476,092
Net change in unrealized appreciation/depreciation on forward foreign currency contracts	7,097
Changes in assets and liabilities:
Decrease in dividend reclaims receivable	172,350
Increase in dividends receivable	(898,511)
Decrease in prepaid expenses	1,128
Increase in interest and fees payable on loans	87,818
Decrease in investment advisory fees payable	(32,811)
Decrease in audit and tax fees payable	(11,426)
Decrease in legal fees payable	(2,162)
Decrease in shareholder reporting fees payable	(8,160)
Increase in administrative fees payable	13,366
Increase in custodian fees payable	3,463
Increase in transfer agent fees payable	1,301
Decrease in financial reporting fees payable	(39)
Decrease in other liabilities payable	(5,857)
Cash provided by operating activities		$23,944,060
Cash flows from financing activities:
Distributions to Common Shareholders from investment operations	(6,203,487)
Effect of exchange rate changes on Euro Loans (a) (b)	(3,649,166)
Cash used in financing activities		(9,852,653)
Increase in cash, foreign currency and restricted cash		14,091,407
Cash, foreign currency and restricted cash at beginning of period		15,396,696
Cash, foreign currency and restricted cash at end of period		$29,488,103
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$358,421
Cash, foreign currency and restricted cash reconciliation:
Cash and foreign currency	$26,080,103
Restricted cash	3,408,000
Cash, foreign currency and restricted cash at end of period		$29,488,103

(a)	This amount is a component of net change in unrealized appreciation (depreciation) on foreign currency translation as shown on the Statement of Operations.
(b)	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(212,288), which does not include the effect of exchange rate changes on Euro borrowings.

See Notes to Financial Statements

First Trust Dynamic Europe Equity Income Fund (FDEU)
Financial Highlights
For a Common Share outstanding throughout each period
	Six Months Ended 6/30/2022 (Unaudited)	Year Ended December 31,
		2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 15.14	$ 13.67	$ 16.18	$ 14.66	$ 19.87	$ 17.96
Income from investment operations:
Net investment income (loss)	0.45	0.62	0.35	0.82	0.74	0.78
Net realized and unrealized gain (loss)	(2.61)	1.57	(1.90)	2.15	(4.50)	3.02
Total from investment operations	(2.16)	2.19	(1.55)	2.97	(3.76)	3.80
Distributions paid to shareholders from:
Net investment income	(0.36)	(0.70)	(0.41)	(1.08)	(0.70)	(0.14)
Net realized gain	—	—	—	—	(0.75)	(0.75)
Return of capital	—	(0.02)	(0.55)	(0.37)	—	(1.00)
Total distributions paid to Common Shareholders	(0.36)	(0.72)	(0.96)	(1.45)	(1.45)	(1.89)
Net asset value, end of period	$12.62	$15.14	$13.67	$16.18	$14.66	$19.87
Market value, end of period	$11.13	$13.28	$11.80	$14.93	$12.64	$18.83
Total return based on net asset value (a)	(14.21)%	17.01%	(7.79)%	22.24%	(19.36)%	22.66%
Total return based on market value (a)	(13.74)%	18.90%	(13.74)%	30.82%	(26.64)%	34.51%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 217,443	$ 260,878	$ 235,505	$ 278,738	$ 252,663	$ 342,383
Ratio of total expenses to average net assets	2.02% (b)	1.93%	2.15%	1.99%	1.91%	1.85%
Ratio of total expenses to average net assets excluding interest expense	1.65% (b)	1.64%	1.71%	1.69%	1.65%	1.60%
Ratio of net investment income (loss) to average net assets	6.37% (b)	4.23%	2.82%	5.37%	4.19%	4.09%
Portfolio turnover rate	11%	33%	43%	64%	44%	39%
Indebtedness:
Total loans outstanding (in 000’s)	$ 72,232	$ 75,882	$ 79,232	$ 100,524	$ 87,650	$ 101,987
Asset coverage per $1,000 of indebtedness (c)	$ 4,010	$ 4,438	$ 3,972	$ 3,773	$ 3,883	$ 4,357

(a)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(b)	Annualized.
(c)	Calculated by subtracting the Fund’s total liabilities (not including the loans outstanding) from the Fund’s total assets, and dividing by the outstanding loans balance in 000’s.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Dynamic Europe Equity Income Fund (FDEU)
June 30, 2022 (Unaudited)
1. Organization
First Trust Dynamic Europe Equity Income Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on May 11, 2015, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FDEU” on the New York Stock Exchange (“NYSE”).
The Fund’s investment objectives are to provide a high level of current income with a secondary focus on capital appreciation. Under normal market conditions, the Fund pursues its investment objectives by investing at least 80% of its Managed Assets in a portfolio of equity securities of European companies of any market capitalization, including, but not limited to, common and preferred stocks that pay dividends, depositary receipts, and real estate investment trusts (“REITs”). “Managed Assets” means the total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings, if any. There can be no assurance that the Fund will achieve its investment objectives.
2. Managed Distribution Policy
The Board of Trustees of the Fund has approved a managed distribution policy for the Fund (the “Plan”) in reliance on exemptive relief received from the SEC that permits the Fund to make periodic distributions of long-term capital gains as frequently as monthly each tax year. Under the Plan, the Fund currently intends to continue to pay a recurring monthly distribution in the amount of $0.06 per Common Share that reflects the distributable cash flow of the Fund. A portion of this monthly distribution may include realized capital gains. This may result in a reduction of the long-term capital gain distribution necessary at year end by distributing realized capital gains throughout the year. The annual distribution rate is independent of the Fund’s performance during any particular period. Accordingly, you should not draw any conclusions about the Fund’s investment performance from the amount of any distribution or from the terms of the Plan. The Board of Trustees may amend or terminate the Plan at any time without prior notice to shareholders.
3. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, the value of call options written (sold), dividends declared but unpaid, and any borrowings of the Fund) by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks, REITs, and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.

Notes to Financial Statements (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
June 30, 2022 (Unaudited)
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Over-the-counter options contracts are fair valued at the closing price in the market of the underlying contracts where such contracts are principally traded.
Forward foreign currency contracts are fair valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
Because foreign markets may be open on different days than the days during which investors may transact in the shares of the Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.

Notes to Financial Statements (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
June 30, 2022 (Unaudited)
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of June 30, 2022, is included with the Fund’s Portfolio of Investments.
B. Option Contracts
The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and may write (sell) options to hedge against changes in the value of equities. Also, the Fund seeks to generate additional income, in the form of premiums received, from writing (selling) the options. The Fund may write (sell) covered call options (“options”) on all or a portion of the equity securities held in the Fund’s portfolio and on certain broad-based securities indices as determined to be appropriate by the Advisor, and consistent with the Fund’s investment objectives in an amount up to 40% of the value of its Managed Assets. Options on securities indices are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security and are similar to options on single securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. The Fund will not write (sell) “naked” or uncovered options. If certain equity securities held in the Fund’s portfolio are not covered by a related call option on the individual equity security, securities index options may be written on all or a portion of such uncovered securities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options’ expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.
The options that the Fund writes (sells) will either be exercised, expire or be canceled pursuant to a closing transaction. If an index option written (sold) by the Fund is exercised, the Fund will be obligated to deliver cash equal to the difference between the closing price of the stock index and the exercise price of the option times a specified multiple. If the price of the index is less than the option’s strike price, the index option will likely expire without being exercised. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written (sold) by the Fund. Gain or loss on options is presented separately as “Net realized gain (loss) on written options contracts” on the Statement of Operations.
The index options that the Fund writes (sells) give the option holder the right to any appreciation in the value of the index over the exercise price of the option on or before the expiration date. Because the exercise of index options is settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price, and such difference is greater than the premium received by the Fund for writing the option. Net index option premiums can vary widely over the short-term and long-term.
Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund’s maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.
C. Restricted Cash
Restricted cash includes cash on deposit with other banks or brokers that is legally restricted as to the withdrawal and primarily serves as collateral for options contracts. The Fund presents restricted cash activity within “Increase in cash, foreign currency and restricted cash” and as part of “Cash, foreign currency and restricted cash at beginning of period” and “Cash, foreign currency and restricted cash at end of period” in the Statement of Cash Flows, along with a reconciliation of those balances in the Statement of Assets and Liabilities. At June 30, 2022, the Fund had $3,408,000 in restricted cash associated with options contracts as presented on the Statement of Assets and Liabilities as “Restricted Cash.”

Notes to Financial Statements (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
June 30, 2022 (Unaudited)
D. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded daily on the accrual basis.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.
Distributions received from the Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates the London Interbank Offered Rates (“LIBOR”), announced on March 5, 2021 that it intended to phase-out all LIBOR reference rates, beginning December 31, 2021. Since that announcement, the FCA has ceased publication of all non-USD LIBOR reference rates and the 1-week and 2-month USD LIBOR reference rates as of December 31, 2021. The remaining USD LIBOR settings will cease to be published or no longer be representative immediately after June 30, 2023. The International Swaps and Derivatives Association, Inc. (“ISDA”) confirmed that the FCA’s March 5, 2021 announcement of its intention to cease providing LIBOR reference rates, constituted an index cessation event under the Interbank Offered Rates (“IBOR”) Fallbacks Supplement and the ISDA 2020 IBOR Fallbacks Protocol for all 35 LIBOR settings and confirmed that the spread adjustment to be used in ISDA fallbacks was fixed as of the date of the announcement.
In the United States, the Alternative Reference Rates Committee (the “ARRC”), a group of market participants convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred  alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New York began daily publishing of SOFR in April 2018. There is no assurance that any alternative reference rate, including SOFR, will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity.
At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
E. Forward Foreign Currency Contracts
The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. Forward foreign currency contracts are agreements between two parties (“Counterparties”) to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund’s foreign currency exposure. These contracts are valued daily, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in “Unrealized appreciation on forward foreign currency contracts” and “Unrealized depreciation on forward foreign currency contracts” on the Statement of Assets and Liabilities. The change in unrealized appreciation (depreciation) is included in “Net change in unrealized appreciation (depreciation) on forward foreign currency contracts” on the Statement of Operations. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund’s basis in the contract. This realized gain or loss is included in “Net realized gain (loss) on forward foreign currency contracts” on the Statement of Operations. Risks arise from the possible inability of Counterparties to meet the terms of their contracts and from movement in currency, securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in the Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund’s intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund did not hold any forward foreign currency contracts at June 30, 2022.

Notes to Financial Statements (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
June 30, 2022 (Unaudited)
F. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statement of Operations.
G. Offsetting on the Statement of Assets and Liabilities
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on the Fund’s financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.
For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements (“MNAs”) or similar agreements on the Statement of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.
The Fund does not have the right to offset financial assets and liabilities related to options contracts on the Statement of Assets and Liabilities.
H. Dividends and Distributions to Shareholders
The Fund intends to pay holders of its Common Shares a recurring monthly distribution that reflects the distributable cash flow of the Fund. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.
The tax character of distributions paid by the Fund during the fiscal year ended December 31, 2021, was as follows:
Distributions paid from:
Ordinary income	$12,099,724
Capital gains	—
Return of capital	307,250

Notes to Financial Statements (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
June 30, 2022 (Unaudited)
As of December 31, 2021, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(27,301,424)
Net unrealized appreciation (depreciation)	24,289
Total accumulated earnings (losses)	(27,277,135)
Other	(1,528,967)
Paid-in capital	289,684,190
Total net assets	$260,878,088
I. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2021, for federal income tax purposes, the Fund had $27,301,424 of non-expiring capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended December 31, 2021, the Fund did not incur any net ordinary losses.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2018, 2019, 2020, and 2021 remain open to federal and state audit. As of June 30, 2022, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
As of June 30, 2022, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$320,216,440	$8,657,183	$(68,232,359)	$(59,575,176)
J. Expenses
The Fund will pay all expenses directly related to its operations.
4. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.10% of the Fund’s Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Notes to Financial Statements (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
June 30, 2022 (Unaudited)
Janus Henderson Investors US LLC (“Janus Henderson” or the “Sub-Advisor”) serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.50% of the Fund’s Managed Assets that is paid by First Trust out of its investment advisory fee.
Brown Brothers Harriman & Co. (“BBH”) serves as the Fund’s administrator, fund accountant and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BBH is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BBH is responsible for custody of the Fund’s assets.
Computershare, Inc. (“Computershare”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, Computershare is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
5. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended June 30, 2022, were $33,069,331 and $39,864,799, respectively.
6. Derivative Transactions
The following table presents the types of derivatives held by the Fund at June 30, 2022, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities. In compliance with the 1940 Act, the Fund covers its derivative commitments by earmarking liquid assets, entering into offsetting transactions or owning positions covering its obligations.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Written options	Equity Risk	—	$ —	Options written, at value	$ 639,564
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended June 30, 2022, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Currency Risk Exposure
Net realized gain (loss) on forward foreign currency contracts	$484,630
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	(7,097)
Equity Risk Exposure
Net realized gain (loss) on written options contracts	$5,072,786
Net change in unrealized appreciation (depreciation) on written options contracts	836,772
During the six months ended June 30, 2022, the premiums for written options opened were $4,311,815, and the premiums for written options closed, exercised and expired were $5,209,086.
For the six months ended June 30, 2022, the notional values of forward foreign currency contracts opened and closed were $18,000,000 and $72,000,000, respectively.

Notes to Financial Statements (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
June 30, 2022 (Unaudited)
The Fund does not have the right to offset financial assets and liabilities related to option contracts on the Statement of Assets and Liabilities.
7. Borrowings
The Fund has entered into a credit agreement with The Bank of Nova Scotia, which provides for a revolving credit facility to be used as leverage for the Fund. The revolving credit facility provides for a secured line of credit for the Fund where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an “asset coverage” of at least 300% (33-1/3% of the Fund’s total assets after borrowings). The total commitment under the facility is $100,000,000. As of June 30, 2022, the Fund had four loans outstanding under the revolving credit facility totaling $72,232,384, which approximates fair value, under the credit agreement. The borrowings are categorized as Level 2 within the fair value hierarchy. The four loans, which are all LIBOR loans, bear interest based on the adjusted LIBOR rate and are in the amounts of $32,800,834 (the U.S. Dollar equivalent of a €31,300,000 loan), $9,431,550 (the U.S. Dollar equivalent of a €9,000,000 loan), $10,000,000, and $20,000,000. For the six months ended June 30, 2022, the average amount outstanding was $74,063,887. The high and low annual interest rates during the six months ended June 30, 2022 were 2.96% and 0.85%, respectively, and the average weighted average interest rate was 1.13%. The weighted average interest rate at June 30, 2022 was 1.48%. The borrowing rate under the revolving credit facility is equal to the Euro rate of the 6-month LIBOR plus 85 basis points, for the Euro loans. For the USD loans, the borrowing rate is equal to the U.S. dollar 6-month LIBOR plus 85 basis points. The Fund does not pay a commitment fee unless the loan balance drops below 75% of total commitment, which results in a fee of 0.25% and is included in “Interest and fees on loans” on the Statement of Operations.
8. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Additional Information
First Trust Dynamic Europe Equity Income Fund (FDEU)
June 30, 2022 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing Computershare, Inc., P.O. Box 505000, Louisville, KY 40233-5000.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

Additional Information (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
June 30, 2022 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 18, 2022. At the Annual Meeting, James A. Bowen and Niel B. Nielson were elected by the Common Shareholders of First Trust Dynamic Europe Equity Income Fund as Class III Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2025. The number of votes cast in favor of Mr. Bowen was 12,878,342 and the number of votes withheld was 1,916,837.  The number of votes cast in favor of Mr. Nielson was 12,717,514 and the number of votes withheld was 2,077,665. Richard E. Erickson, Thomas R. Kadlec, Denise M. Keefe, and Robert F. Keith are the other current and continuing Trustees.
Principal Risks
The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. The following discussion summarizes the principal risks associated with investing in the Fund, which includes the risk that you could lose some or all of your investment in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review.
Conversion Risk. The Fund’s Amended and Restated Declaration of Trust provides that, during calendar year 2023, the Fund will call a shareholder meeting for the purpose of voting to determine whether the Fund should convert to an open-end management investment company. The Fund will bear the costs associated with calling such shareholder meeting. In the event of conversion to an open-end management investment company, the common shares of the Fund would cease to be listed on the New York Stock Exchange or other national securities exchange, and such common shares would thereafter be redeemable at net asset value at the option of the shareholder, rather than traded in the secondary market at market price, which, for closed-end fund shares, may at times be at a premium to net asset value. Any borrowings or preferred shares of the Fund would need to be repaid or redeemed upon conversion and, accordingly, a portion of the Fund’s portfolio may need to be liquidated, potentially resulting in, among other things, lower current income. In addition, open-end management investment companies may be subject to continuous asset in-flows and out-flows that can complicate portfolio management and limit the Fund’s ability to make certain types of investments. As a result, the Fund may incur increased expenses and may be required to sell portfolio securities at inopportune times in order to accommodate such flows.
Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future.
Emerging Markets Risk. Investments in emerging market securities are considered speculative. In addition to the general risks of investing in non-U.S. securities, heightened risks of investing in emerging markets securities include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. The risks associated with investing in emerging market securities also include: greater political uncertainties, risk of market closure or manipulation, limited reliable access to capital, dependence on international trade or development assistance, overburdened infrastructures and environmental problems.

Additional Information (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
June 30, 2022 (Unaudited)
Emerging market countries also often have less uniformity in accounting and reporting requirements, unsettled securities laws, unreliable securities valuation and greater risks associated with custody of securities. In addition, because the Public Company Accounting Oversight Board is generally restricted from inspecting the audit work and practices of registered accountants in certain emerging market countries there is the risk that material accounting and financial information about issuers in such countries may be unavailable or unreliable.
Shareholder claims that are available in the U.S. may be less reliable in emerging market countries, and claims that are available in the U.S., as well as regulatory oversight and authority that is common in the U.S., including for claims based on fraud, may be difficult or impossible for shareholders of securities in emerging market countries or for U.S. authorities to pursue. The limitations associated with investments in emerging market companies could impact the Fund’s ability to achieve its investment objective.
Equity Securities Risk. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which the Fund invests. Prices of equity securities fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
Europe Risk. Political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund’s holdings. A significant number of countries in Europe are member states in the European Union (the “EU”), which faces major issues involving its membership, structure, procedures and policies. By adopting the Euro as its currency, a member state relinquishes control over its own monetary policies. In general, monetary policy is set for the Eurozone by the European Central Bank and fiscal policy is overseen and approved by the EU. European countries that are members of, or candidates to join, the Economic and Monetary Union (“EMU”) may be subject to various restrictions, including restrictions on deficits and debt levels. As a result of the foregoing, monetary and fiscal policies may not address the needs of all member countries. In addition, the fiscal policies of a single member state can impact and pose economic risks to the EU as a whole. There is continued concern over national-level support for the Euro, which could lead to certain countries leaving the EMU, the implementation of capital controls, or potentially the dissolution of the Euro. The dissolution of the Euro would have significant negative effects on European economies and would cause funds with holdings denominated in Euros to face substantial challenges, including difficulties relating to settlement of trades and valuation of holdings, diminished liquidity, and the redenomination of holdings into other currencies. The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries. A default or debt restructuring by any European country can adversely impact holders of that country’s debt and can affect exposures to other EU countries and their financial companies as well. The European sovereign debt crisis has resulted in a weakened Euro and has put into question the future financial prospects of the European region as a whole.
Financial Companies Risk. Financial companies, such as retail and commercial banks, insurance companies and financial services companies, are especially subject to the adverse effects of economic recession, currency exchange rates, extensive government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets, industries or products (such as commercial and residential real estate loans), and competition from new entrants and blurred distinctions in their fields of business.
Forward Foreign Currency Exchange Contracts Risk. Forward foreign currency exchange contracts involve certain risks, including the risk of failure of the counterparty to perform its obligations under the contract and the risk that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged. While forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the hedged currencies, they also may limit any potential gain that might result should the value of the currencies increase. In addition, because forward currency exchange contracts are privately negotiated transactions, there can be no assurance that the Fund will have flexibility to roll-over a forward currency exchange contract upon its expiration if it desires to do so. Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period and prevailing market conditions.
Geographic Concentration Risk. The Fund may invest from time to time a substantial amount of its assets in issuers located in a single country or region. Because the Fund may concentrate its investments in this manner, it assumes the risk that economic, political

Additional Information (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
June 30, 2022 (Unaudited)
and social conditions in that country or region will have a significant impact on its investment performance, which may result in greater losses and volatility than if it had diversified its investments across a greater number of countries and regions.
Illiquid and Restricted Securities Risk. The Fund may invest in securities that are restricted and/or illiquid securities. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities may be illiquid as they generally are not listed on an exchange and may have no active trading market.
Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets.
Income Risk. Net investment income paid by the Fund to its shareholders is derived from the premiums it receives from writing (selling) call options and from the dividends and interest it receives from the equity securities and other investments held in the Fund’s portfolio and short-term gains thereon. Premiums from writing (selling) call options and dividends and interest payments made by the securities in the Fund’s portfolio can vary widely over time. Dividends on equity securities are not fixed but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of the equity securities in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels. The Fund cannot assure as to what percentage of the distributions paid on the common shares, if any, will consist of qualified dividend income or long-term capital gains, both of which are taxed at lower rates for individuals than are ordinary income and short-term capital gains.
Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: (i) the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; (ii) the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; (iii) in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and (iv) when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor and by the Advisor to the Sub-Advisor will be higher than if the Fund did not use leverage.
Management Risk and Reliance on Key Personnel. In managing the Fund’s investment portfolio, the Fund’s portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. Additionally, the implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.
Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.
Market Risk. Securities held by the Fund, as well as shares of the Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. For example, the coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, had negative impacts, and in many cases severe impacts, on markets worldwide. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of reasonably normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. Also, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility across markets globally, including the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain Fund investments as well as Fund performance. As the global pandemic and conflict in Ukraine have illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. These events also may adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a

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June 30, 2022 (Unaudited)
materially negative impact on the value of the Fund’s shares and result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on the Fund’s shares may widen.
Non-U.S. Securities and Currency Risk. Investing in securities of non-U.S. issuers may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events as well as of foreign governmental laws or restrictions and differing legal standards; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund’s return. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad, including in the event the issuer of a non-U.S. security defaults or enters bankruptcy, administration, or other proceedings. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region or in emerging markets. Because the Fund may invest in securities denominated or quoted in non-U.S. currencies, changes in the non-U.S. currency/United States dollar exchange rate may affect the value of the Fund’s securities and the unrealized appreciation or depreciation of investments. While certain or all of the Fund’s non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks.
Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Option Risk. The Fund may write (sell) covered call options on a portion of the equity securities held in the Fund’s portfolio and certain broad-based indices. As the writer (seller) of a call option on portfolio equity securities, the Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Fund any appreciation in the underlying security over the strike price upon exercise. In effect, the Fund would forgo, during the life of the option, the opportunity to profit from increases in the market value of the underlying security above the sum of the premium and the strike price of the call option but would retain the risk of loss should the price of the underlying security decline. Therefore, the writing (or selling) of call options may limit the Fund’s ability to benefit from the full upside potential of its investment strategies. The value of call options written by the Fund may be affected by, among other factors, changes in the value of the underlying security (or securities) in relation to the strike price, changes in dividend rates of the underlying security (or securities), changes in interest rates, changes in actual or perceived volatility of the stock market and the underlying security (or securities), and the time remaining until the expiration date. The value of call options written by the Fund may be adversely affected if the market for the option is reduced or becomes illiquid.
Potential Conflicts of Interest Risk. First Trust, Janus Henderson and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust and Janus Henderson currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objectives and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust (and by First Trust to Janus Henderson) for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust and Janus Henderson have a financial incentive to leverage the Fund.
Real Estate Investment Trust Risk. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including: (i) rising interest rates; (ii) changes in the economic climate and real estate conditions; (iii) perceptions of prospective tenants of the safety, convenience and attractiveness of the properties; (iv) the ability of the owners to provide adequate management, maintenance and insurance; (v) the cost of complying with local laws; (vi) increased competition from new properties; (vii) the impact of present or future environmental legislation and compliance with environmental laws; (viii) changes in real estate taxes and other operating expenses; (ix) adverse changes in governmental rules and fiscal policies; (x) adverse changes in zoning laws; (xi) defaults by mortgagors or other borrowers; (xii) loss of rental income; (xiii) lack of mortgage funds or other limits to accessing the credit or capital markets; and (xiv) other factors beyond the control of the REITs including changes in tax laws. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. Many of these distributions, however, when further distributed to common shareholders will not generally qualify for favorable treatment as qualified dividend income. Certain REITs may have limited financial resources and their securities may trade less frequently and in limited

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June 30, 2022 (Unaudited)
volume and may be subject to more abrupt or erratic price movements than larger company securities. REITs are also subject to heavy cash flow dependency and defaults by borrowers or lessees. By investing in REITs indirectly through the Fund, a common shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.
United Kingdom Risk. The Fund is subject to certain risks specifically associated with investments in the securities of United Kingdom issuers. Investments in British issuers may subject the Fund to regulatory, political, currency, security, and economic risk specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the British economy may be impacted by changes to the economic health of the United States and other European countries. In addition, as the United Kingdom’s economy relies heavily on the export of financial services to the United States and other European countries, a prolonged slowdown in the financial services sector may have a negative impact on the United Kingdom’s economy.
On June 23, 2016, the United Kingdom voted via referendum to leave the European Union, an event commonly referred to as “Brexit.” Brexit immediately led to significant market volatility around the world, as well as political, economic, and legal uncertainty. Approximately one year after the United Kingdom officially departed the European Union, the United Kingdom and the European Union reached a trade agreement that became effective on January 1, 2021. Under the terms of the trade deal, there will be no tariffs or quotas on the movement of goods between the United Kingdom and Europe. There can be no assurance that the new trade agreement will improve the instability in global financial markets caused by Brexit. The precise impact on the United Kingdom’s economy as a result of its departure from the EU depends to a large degree on its ability to conclude favorable trade deals with the EU and other countries, including the United States, China, India and Japan. While new trade deals may boost economic growth, such growth may not be able to offset the increased costs of trade with the EU resulting from the United Kingdom’s loss of its membership in the EU single market. Certain sectors within the United Kingdom’s economy may be particularly affected by Brexit, including the automotive, chemicals, financial services and professional services. A particularly contentious element of the United Kingdom’s negotiated withdrawal from the EU was the treatment of Northern Ireland (which is part of the United Kingdom) following the United Kingdom’s departure. Under the terms of the withdrawal agreement, Northern Ireland would maintain regulatory alignment with the EU (essentially creating a customs border in the Irish Sea) to maintain an open border with the Republic of Ireland (an EU member state) while safeguarding the rules of the EU single market. The ultimate effects of this arrangement on Northern Ireland’s economy remain to be seen. At this time, it is difficult to predict what the longer term ramifications and political, economic, and legal implications will be as a result of Brexit, including the impact on the Fund’s portfolio holdings. The negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues.
In the past, the United Kingdom has been a target of terrorism. Acts of terrorism in the United Kingdom or against United Kingdom interests may cause uncertainty in the United Kingdom’s financial markets and adversely affect the performance of the issuers to which a Fund has exposure. Secessionist movements, such as the Catalan movement in Spain and the independence movement in Scotland, may have an adverse effect on the United Kingdom economy.
Valuation Risk. When market quotations are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board of Trustees. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of Continuation of Investment Management and Investment Sub-Advisory Agreements
The Board of Trustees of First Trust Dynamic Europe Equity Income Fund (the “Fund”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) between the Fund and First Trust Advisors L.P. (the “Advisor”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Fund, the Advisor and Janus Henderson Investors US LLC (the “Sub-Advisor”). The Board approved the continuation of the Agreements for a one-year period ending June 30, 2023 at a meeting held on June 12–13, 2022. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

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First Trust Dynamic Europe Equity Income Fund (FDEU)
June 30, 2022 (Unaudited)
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 18, 2022 and June 12–13, 2022, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund and the sub-advisory fee rate as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor and the Sub-Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 18, 2022, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 12–13, 2022 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 18, 2022 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor’s day-to-day management of the Fund’s investments. In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the advisory and sub-advisory fee rates payable under the Agreements for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from its advisory fee. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund and non-fund clients, as applicable. With respect to the Expense Group, the Board, at the April 18, 2022 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; (ii) not all peer funds employ an advisor/sub-advisor management structure; and (iii) the Fund invests predominately in foreign assets, which typically cost more to custody than domestic assets, and some of the peer funds have limited foreign allocations. The Board took these limitations into account in considering the peer data, and noted that the

Additional Information (Continued)
First Trust Dynamic Europe Equity Income Fund (FDEU)
June 30, 2022 (Unaudited)
contractual advisory fee rate payable by the Fund, based on average managed assets, was above the median contractual advisory fee of the peer funds in the Expense Group. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the advisory fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2021 to the performance of the funds in the Performance Universe and to that of a benchmark index. In reviewing the Fund’s performance as compared to the performance of the Performance Universe, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. Based on the information provided on net asset value performance, the Board noted that the Fund outperformed the Performance Universe median and the benchmark index for the one-year period ended December 31, 2021 and underperformed the Performance Universe median and the benchmark index for the three- and five-year periods ended December 31, 2021. The Board noted the Advisor’s discussion of the Fund’s performance at the April 18, 2022 meeting. In addition, the Board considered information provided by the Advisor on the impact of leverage on the Fund’s returns. The Board also received information on the Fund’s annual distribution rate as of December 31, 2021 and the Fund’s average trading discount for various periods and comparable information for a peer group.
On the basis of all the information provided on the fees, expenses and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the advisory and sub-advisory fees continue to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will likely increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board determined that due to the Fund’s closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2021 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor’s compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s statements that the expenses incurred by the Sub-Advisor are primarily fixed and that the Sub-Advisor believes that expenses will remain approximately the same for the next twelve months. The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board noted that the Advisor pays the Sub-Advisor from its advisory fee and its understanding that the Fund’s sub-advisory fee rate was the product of an arm’s length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered indirect benefits that may be realized by the Sub-Advisor from its relationship with the Fund and noted that, in respect to the Fund, the Sub-Advisor pays for research from its own profits and losses (hard dollars) and does not use soft dollars. The Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Janus Henderson Investors US LLC
151 Detroit Street
Denver, CO 80206
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
TRANSFER AGENT
Computershare, Inc.
P.O. Box 505000
Louisville, KY 40233
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	There have been no changes, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities For Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)	Notices to the registrant’s common shareholders in accordance with the order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19a-l under the 1940 Act, dated March 24, 2010. (1)

(1)	The Fund received exemptive relief from the Securities and Exchange Commission which permits the Fund to make periodic distributions of long-term capital gains as frequently as monthly each taxable year. The relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders. In that regard, attached as an exhibit to this filing is a copy of such notice made during the period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Dynamic Europe Equity Income Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	August 29, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	August 29, 2022
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	August 29, 2022

* Print the name and title of each signing officer under his or her signature.